UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: May 7, 2008
(Date of earliest event reported)
Quest Resource Corporation
(Exact name of registrant as specified in its charter)

Nevada	0-17371	90-0196936
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

210 Park Avenue, Suite 2750
Oklahoma City, Oklahoma	73102
(Address of principal executive office)	(Zip Code)
(405) 600-7704
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 7, 2008, N. Malone Mitchell 3rd informed Quest Resource Corporation (the “Company”) of his voluntary resignation from the Board of Directors of the Company, effective May 7, 2008, to devote additional time to other activities.
     On May 7, 2008, the Board of Directors appointed Bob G. Alexander to fill the vacancy created by Mr. Mitchell’s resignation. Mr. Alexander will serve as a Class II director until the Company’s upcoming 2008 annual meeting of stockholders, at which Mr. Alexander will be standing for election for a term to expire at the Company’s 2011 annual meeting of shareholders. There are no arrangements or understandings between Mr. Alexander and any other person pursuant to which Mr. Alexander was selected as a director. On May 12, 2008, the Board of Directors elected Mr. Alexander to serve on the Audit and Nominating Committees of the Company. Mr. Alexander will receive compensation for his service on the Company’s Board of Directors and committees in accordance with the Company’s previously disclosed standard compensation arrangements for directors. Mr. Alexander is not a party to any transaction or series of transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On May 7, 2008, the Board of Directors of the Company approved an amendment and restatement of the Company’s bylaws. A description of the provisions amended (other than certain immaterial technical changes), and, if applicable, the previous provisions are provided below. This description is a summary of the amendments to the bylaws and is qualified in its entirety by reference to the Third Amended and Restated Bylaws (with amendments marked) filed herewith as Exhibit 3.1(a), which is incorporated herein by reference.
Article II –Stockholders
Section 1 – Annual Meeting
     This section was amended to delete the requirement to hold a special meeting of stockholders to elect directors if the annual meeting is not held on the designated date. The board of directors determined this provision was not necessary because the Bylaws did not designate a specific annual meeting date.
Section 2 – Special Meeting
     This section was amended to clarify that the only business that may be conducted at a special meeting of stockholders is the business brought before the meeting pursuant to the corporation’s notice of meeting.
Section 4 – Nomination of Directors
     This section was amended to conform this section with the existing provision in the Articles of Incorporation, to require a stockholder nominee to provide a written consent to serving as a director and to make clear that adjournment or postponement of a meeting does not create a new right for stockholders to nominate directors at the reconvened meeting.

Section 5 – Presentation of Business at Stockholders’ Meetings
     This section was amended to clarify that the proposal of business does not include nominations. The amendments also provide that adjournment or postponement of a meeting does not create a new right for stockholders to propose new business at the reconvened meeting.
Section 6 – Notice of Meeting
     This section was amended to permit notice of meetings by electronic transmission, to omit certain non-responsive stockholders from the notice requirements and to specify the requirements for notice of adjourned meetings, all in accordance with Nevada Revised Statutes (“NRS”) Section 78.370.
Section 7 – Fixing of Record Date
     This section was amended to specify the requirements for fixing a new record date for adjourned meetings of stockholders, in accordance with NRS Section 78.350.2.
Section 8 – Quorum
     This section was amended to authorize the chairperson of a stockholders’ meeting to adjourn the meeting if there is no quorum.
Section 9 – Manner of Acting
     This section was amended to (a) provide that directors are elected by plurality vote rather than majority vote and (b) change the vote requirement for all other matters (except where the vote is specified by statute) from requiring approval of a majority of the shares represented at the meeting and entitled to vote on the matter to requiring that the number of votes cast in favor exceeds the number of votes cast in opposition, all in accordance with NRS Sections 78.320 and 78.330.
Section 10 – Presiding Officers
     This section was added to specify the persons who will preside at each meeting of stockholders on behalf of the corporation.
Section 11 – Order of Business
     This section was added to make clear that the chairperson of each stockholders’ meeting controls the conduct of the meeting and may adjourn the meeting.
Section 12 – Proxies
     This section was amended to conform to the provisions of NRS Section 78.355 regarding proxies by electronic transmission.
Section 15 – Action by Written Consent of Stockholders

     This section was amended to (i) require stockholders seeking to act by written consent to request that the Board of Directors fix a record date for the consent action and (ii) permit the Board of Directors to appoint independent inspectors to conduct a ministerial review of consents submitted to determine whether the consent action has received the requisite number of stockholder consents.
     Section 16 – Voting by Ballot
     This section was amended to remove the requirement that stockholders vote by written ballot.
Article III – Directors
     Section 1 – General Powers
     This section was amended to allow the Board of Directors to designate alternate members of committees and to specify the rules for the conduct of committee meetings (to the extent not covered in the committee charters).
     Section 5 – Notice
     This section was amended to provide that notice of directors’ meetings must be given 24 hours (rather than one day) in advance of the meeting, and to permit the Chairman or Chief Executive Officer to shorten the notice period in exigent circumstances.
     Section 6 – Quorum
     This section was amended to permit the Board of Directors to recommence a meeting without notice if the meeting failed as a result of a lack of a quorum.
     Section 7 – Action by Consent of Board of Directors without a Meeting
     This section was amended to permit certain directors to abstain from a written consent to the extent permitted under NRS Section 78.315.
     Section 8 – Manner of Acting
     This section was amended to delete the specified order of business at regular and special meetings of the Board of Directors.
     Section 9 – Vacancies
     This section was amended to permit newly added directors to serve for the remaining term of the class to which they were elected.
Article IV – Officers
     Section 1 – Positions
     This section was amended to permit additional officer positions and to permit the Board of Directors to delegate to the Chief Executive Officer and/or the President of the Company the

authority to appoint any officer or agent of the Company and to fill a vacancy other than the Chairman of the Board of Directors, Chief Executive Officer, President, Secretary or Treasurer.
     Section 3 – Removal
     This section was amended to permit the Chief Executive Officer and/or the President to remove officers appointed by them.
     Section 4 – Vacancies
     This section was amended to permit the Chief Executive Officer and/or the President to fill vacancies for the positions as to which they have been delegated the authority to make appointments.
     Section 5 – Duties
     This section was added to permit the Board of Directors to delegate to the Chief Executive Officer and/or the President the power to specify the duties of any officer or agent of the Company other than the Chairman of the Board of Directors, Chief Executive Officer, President, Secretary or Treasurer.
     Section 6 to Section 9
     These sections were amended to further describe the duties of certain officers.
     Section 14 – Compensation
     This section was amended to provide that the compensation of the officers shall be fixed from time to time by the Board of Directors or by a committee of the Board of Directors, or by an officer to whom such authority has been delegated by the Board of Directors or a committee of the Board of Directors.
Article V – Contracts, Loans, Checks and Deposits
     Section 2 – Loans
     This section was amended to permit loans in excess of $5,000 to be contracted on behalf of the Company by the Chief Executive Officer, the President or a Vice President.
     Section 3 – Checks, Drafts, etc.
     This section was amended to permit checks, drafts, or other orders for the payment of money, notes, or other evidences of indebtedness to be signed by the Chief Executive Officer, the President or a Vice President, in addition to such other officer or officers or agent or agents of the Company as shall from time to time be determined by resolution of the Board of Directors.
     Section 4 – Deposits
     This section was amended to permit the Chief Executive Officer, the President or a Vice President to select the banks into which the funds of the Company would be deposited.

Article VII – Waiver of Notice
     This provision was amended to permit waiver by electronic transmission.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description
3.1(a)	Third Amended and Restated Bylaws of Quest Resource Corporation (as adopted on May 7, 2008), marked to show the changes resulting from the amendments reported in this Current Report on Form 8-K.

3.1(b)	Third Amended and Restated Bylaws of Quest Resource Corporation (as adopted on May 7, 2008) (incorporated herein by reference to Exhibit 3.1 to Quest Resource Corporation’s Quarterly Report on Form 10-Q filed on May 12, 2008).
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST RESOURCE CORPORATION
By:	/s/ Jerry D. Cash
Jerry D. Cash
Chief Executive Officer

Date: May 13, 2008